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FIRST AMENDMENT TO NON-COMPETITION AGREEMENT

     THIS AGREEMENT is made and entered into
as of the 28th day of October, 1997 by and between Raymond R. Brandstrom ("Brandstrom") and Emeritus Corporation, a Washington corporation (the "Company").

                  RECITALS

     A.   Brandstrom is the President of the
Company.

     B.   Brandstrom and the Company are
parties to that Non-Competition Agreement dated as of September 29, 1995 (the Non-
Competition Agreement").

     C.   Brandstrom and the Company are
interested in amending the Non-Competition
Agreement to reflect the manner in which Brandstrom's partnership interest in Painted
Post Partners, a Washington general
partnership (the "Partnership") will be
disposed of at such time as Brandstrom ceases to be a senior executive officer of the Company.

     D.   Section 10 of the Agreement
provides that it may only be amended by
written instrument executed by Brandstrom and the Company.

     NOW, THEREFORE, in consideration of the
foregoing premises and the mutual covenants of the parties set forth herein, IT IS HEREBY
AGREED AS FOLLOWS:

                  AGREEMENT

     1.   The Non-Competition Agreement is
hereby amended by inserting a new Section 11 which shall provide as follows:

     11.  PAINTED POST PARTNERS PARTNERSHIP
INTEREST.

     (a)  Brandstrom does hereby agree that
in the event he ceases for any reason
whatsoever to be a senior executive officer of the Company, he shall, as soon as practicable after the date on which he ceases to be a senior executive officer of the Company (the "Effective Date"), sell, assign, transfer and convey for $1.00 and other good and valuable consideration ("Transfer"), all of his right, title and interest in and to the Partnership to the individual who succeeds him in the position which he held with the Company immediately prior to the Effective Date or to such other individual as may be designate by the Company (the
"Transferee").  Notwithstanding the
foregoing, Brandstrom acknowledges and agrees that no Transfer can or shall be effective unless and until the Transfer has been approved by the New York Department of Social
Services under the laws governing the
licensure of proprietary adult homes (the
"Regulatory Approval"), at which time the Transfer shall be effective as of the date specified in the Regulatory Approval.

     (b)  In furtherance and not in
limitation of the foregoing, Brandstrom
agrees that in the event of a Transfer,
pending the receipt of the Regulatory
Approval, any and all of the rights granted to the transferor under the terms of the Partnership's Partnership Agreement shall be vested solely in the remaining partner, it being understood and agreed that, except as otherwise provided in Section 11(c), from and after the effective Date, (i) Brandstrom
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shall have no further rights or obligations
as a partner under the Partnership Agreement, including any rights to Partnership distributions or obligation to make capital contributions to the Partnership, (ii)
Brandstrom does hereby designate the person or entity which then is the remaining partner in the Partnership as his duly authorized power of attorney to act in his stead and on his behalf and to execute on his behalf any and all documents with respect to the Partnership; provided, however, that in the event the remaining partner's interest is concurrently the subject of a pending
Transfer, then Brandstrom does hereby
designate the person then serving as the Chief Financial Officer of the company as his duly authorized power of attorney to act in his stead and on his behalf and to execute on this behalf any and all documents with respect to the Partnership. The Power of Attorney provided for herein shall be deemed to be coupled with an interest and shall not be revocable by either party hereto for so long as he is a partner in the Partnership.

     (c)  Notwithstanding the foregoing,
nothing herein shall affect or diminish in any manner any indemnity obligations which the Company may have to Brandstrom under the terms of that Undertaking and Indemnity
Agreement dated October 23, 1995 between the
Company and P. Jules Patt and Pamela J. Patt and Painted Post Partnership, a Pennsylvania general partnership (the "Indemnity
Agreement"), the benefits of which Indemnity
Agreement have been assigned pursuant tot he terms of Paragraph 5 thereof to the Partnership and to Brandstrom.

     (d)  Brandstrom acknowledges and agrees
that no Transfer shall affect in any manner the Company's rights and the Partnership's obligations under the Administrative Services
Agreements to which the Partnership and the Company are a party with respect to certain adult homes operated by the Partnership in the State of New York, all of which shall remain in full force and effect in accordance with the terms thereof notwithstanding the occurrence of any such Transfer.

     IN WITNESS WHEREOF, the parties hereby
execute this Agreement as of the day and year first set forth above.

          /s/ Raymond R. Brandstrom
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            RAYMOND R. BRANDSTROM